A Member of
                                                Deutsche Asset Management [LOGO]




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Income Fund, a series of Scudder High Income Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 31, 2005                                    /s/ Julian Sluyters
                                                Julian Sluyters
                                                Chief Executive Officer
                                                Scudder High Income Fund, a
                                                series of Scudder High Income
                                                Series

                                                                     A Member of
                                                Deutsche Asset Management [LOGO]









Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Income Fund, a series of Scudder High Income Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 31, 2005                                     /s/ Paul Schubert
                                                 Paul Schubert
                                                 Chief Financial Officer
                                                 Scudder High Income Fund, a
                                                 series of Scudder High Income
                                                 Series